EXHIBIT A-1

VERIFICATION OF APPLICATION AND STATEMENT OF FACT

Morgan Creek Global Equity Long/Short Institutional Fund

State of North Carolina	)
)
County of Orange	)

In accordance with Rule 0-2(d) under the Act, the undersigned states that he has duly executed the attached Application for an order for and on behalf of Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”); that he is Chairman, President and Trustee of the Fund; and that all actions taken by him and other persons necessary to authorize the undersigned to execute and file such instrument have been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

/s/ Mark W. Yusko
By: Mark W. Yusko
Title: Chairman, President and Trustee
Date: November 15, 2012

EXHIBIT A-2

VERIFICATION OF APPLICATION AND STATEMENT OF FACT

Morgan Creek Capital Management, LLC

State of North Carolina	)
)
County of Orange	)

In accordance with Rule 0-2(d) under the Act, the undersigned states that he has duly executed the attached Application for an order for and on behalf of Morgan Creek Capital Management, LLC; that he/she is the Chief Executive Officer and Chief Investment Officer of Morgan Creek Capital Management, LLC and as such has the authority to sign and file this document on behalf of Morgan Creek Capital Management, LLC; and that all actions taken by him and other persons necessary to authorize the undersigned to execute and file such instrument have been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

/s/ Mark W. Yusko
By: Mark W. Yusko
Title: Chief Executive Officer and Chief Investment Officer
Date: November 15, 2012

EXHIBIT A-3

VERIFICATION OF APPLICATION AND STATEMENT OF FACT

Town Hall Capital, LLC

State of New York	)
)
County of New York	)

In accordance with Rule 0-2(d) under the Act, the undersigned states that he has duly executed the attached Application for an order for and on behalf of Town Hall Capital, LLC; that he is the Chief Compliance Officer of Town Hall Capital, LLC and as such has the authority to sign and file this document on behalf of Town Hall Capital, LLC; and that all actions taken by him and other persons necessary to authorize the undersigned to execute and file such instrument have been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

/s/ Ken Merlo
By: Ken Merlo
Title: Chief Compliance Officer
Date: November 15, 2012